Supplement dated February 27, 2025
to the following initial summary prospectus(es):
Best of America IV dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following changes apply to the initial summary prospectus prospectus:
•
There is no availability restriction for the NVIT Loomis Core Bond Fund: Class I, it is available for all contracts effective February 28, 2025.
Accordingly, the following changes apply to the initial summary prospectus prospectus:
(1) The Appendix is amended as follows:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.59%*	5.19%	0.70%	1.69%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
ISP-0845